Restricted Cash	9 Months Ended
Sep. 30, 2023
Restricted Cash [Abstract]
Restricted cash

5.      Restricted cash

Pursuant to the Envoy Bridge Note, GAT Funding, LLC contributed $1 million to subscribe for additional shares of Series A Preferred Stock at a price of $10.00 per share in order to meet the net tangible asset requirements under the Business Combination Agreement (see Note 3). Immediately prior to the Merger, GAT Funding, LLC wired $5 million to the Company to ensure the net tangible asset requirement is met. After the Merger, the subscription for additional Series A Preferred Stock was determined to be $1 million. As such, $4 million of cash is restricted and recorded as a payable to related party on the condensed consolidated balance sheets.

Pursuant to the certificate of designation of the Series A Preferred Stock, the Company is required to maintain the funds allocated for the first four dividend payments in a separate account, and as such, $5.4 million of the Company’s cash has been reclassed to restricted cash (see Note 11).